Exhibit 99.1

BROCADE CONTACTS Public Relations John Noh Tel: 408-333-5108 jnoh@brocade.com	Investor Relations John Patun Tel: 408-333-6281 jpatun@brocade.com
Brocade Reports Q2 FY 2009 Results
Revenue Up 43 Percent Year-Over-Year, 17 Percent Sequentially
SAN JOSE, Calif., May. 21, 2009 — Brocade® (NASDAQ: BRCD) today reported financial results for its second fiscal quarter, which ended May 2, 2009. Brocade reported Q2 revenues of $506.3 million, a 17% quarter on quarter growth and a 43% year on year growth.
Commenting on Brocade’s second quarter financial results, Michael Klayko, Brocade CEO, said:
“Brocade had another outstanding quarter where we achieved record revenues driven by strong customer demand for our end-to-end networking solutions,” said Mike Klayko, CEO of Brocade. “We are executing well to our long-term business-growth strategy with the rapid integration of the Foundry business, securing new routes-to-market for our IP networking portfolio, and leveraging our OEM and channel partner relationships to expand our footprint in the industry.”
Second Fiscal Quarter 2009 Business Highlights
Partnership Announcements
•	Brocade announced that IBM will rebrand and sell a set of Brocade enterprise IP networking products through the IBM global sales force and authorized IBM Business Partners, extending the existing relationship between Brocade and IBM for storage area networking products;
•	http://newsroom.brocade.com/article_display.cfm?article_id=864
•	Brocade became the manufacturing and marketing partner for the new HP Virtual Connect 8 Gbps 24-port Fibre Channel module to provide leading storage area network connectivity within the new HP BladeSystem Matrix virtualization offering;
•	http://newsroom.brocade.com/article_display.cfm?article_id=849
•	Brocade announced the new Brocade Technology Alliance Partner Program to develop new business opportunities and long-term strategic alliances by delivering comprehensive, proven, and customized joint technology solutions to enterprises and service providers;
•	http://newsroom.brocade.com/article_display.cfm?article_id=867
Product Introductions
•	Brocade unveiled one of the industry’s only end-to-end Fibre Channel over Ethernet (FCoE)-based solution that brings the Fibre Channel standard and Converged Enhanced Ethernet (CEE) together;
•	http://newsroom.brocade.com/article_display.cfm?article_id=838
•	Brocade announced Brocade IronView Network Manager (INM) integration with Microsoft Forefront “Stirling” to simplify network management and enhance security;
•	http://newsroom.brocade.com/article_display.cfm?article_id=848
Executive and Corporate Leadership
Brocade
1745 Technology Dr., San Jose, CA 95110
T. 408.333.8000 F. 408.333.8101
www.brocade.com

•	Brocade added to its leadership ranks with the appointment of Barbara Spicek as its new Vice President of Worldwide Channels, further signifying the company’s commitment to bolster its global sales and high-touch customer engagements through a network of go-to-market partners;
•	http://newsroom.brocade.com/article_display.cfm?article_id=531
•	Brocade was honored by the San Francisco Business Times as a “Best Place to Work” in the San Francisco Bay Area for 2009;
•	http://newsroom.brocade.com/article_display.cfm?article_id=865
Customer Wins
•	Brocade showcased several data center and enterprise IP networking customer wins, including CreditReport.com and Texas A&M University-Kingsville.
•	http://newsroom.brocade.com/article_display.cfm?article_id=527
•	http://newsroom.brocade.com/article_display.cfm?article_id=839
Second Fiscal Quarter 2009 Financial Highlights and Additional Financial Information (3)
•	In Q2 09, Brocade achieved record revenue of $506.3 million, a 17% quarter on quarter growth and a 43% year on year growth.

•	Brocade reported GAAP net loss of $63.1 million or $(0.16) per share diluted, and net income of $47.1 million or $0.11 per share diluted on a non-GAAP basis.

•	Brocade’s total installed base of SAN ports was approximately 21.8 million.

•	In Q2 09, Average Selling Price (ASP) declines were in the low single digits compared to Q1 09.

•	In Q2 09, net stock-based compensation expense was $40.1 million.

•	Brocade’s GAAP effective tax rate was 28.2%, and its non-GAAP effective tax-rate was 32.1% in Q2 09.

	Q2 2009	Q1 2009	Q2 2008
Revenue	$506.3 M	$431.6 M	$354.9 M
GAAP net income (loss)	$(63.1) M	$(26.0) M	$91.4 M
GAAP EPS — diluted	($0.16) M	($0.07)	$0.23
Non-GAAP net income	$47.1 M	$63.6 M	$59.7 M
Non-GAAP EPS — diluted	$0.11	$0.15	$0.15
Non-GAAP gross margin	56.20%	59.70%	61.10%
Non-GAAP operating margin	18.80%	26.10%	22.90%
Cash provided by (used in) operations	$107.3 M	$(163.8) M	$198.3 M
Normalized cash provided by operations	$107.3 M	$46.0 M	$198.3 M
Non-GAAP financial measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. A detailed reconciliation between GAAP and non-GAAP information is contained in the tables included herein.

As a % of total revenues	Q2 2009	Q1 2009	Q2 2008
OEM revenues	62%	76%	86%
Channel/Direct revenues	38%	24%	14%
10% or greater customer revenues	43%	56%	65%
Domestic revenues (1)	69%	64%	62%
International revenues (1)	31%	36%	38%
Service revenues	17%	16%	17%
Data Storage Revenue	58%	72%	83%
IP Products Revenue	24%	12%	1%
Stackable % of IP Revenues (2)	26%	27%	28%
Chassis % of IP Revenues (2)	74%	73%	72%
Enterprise% of IP Revenues (2)	78%	74%	74%
Service Providers % of IP Revenues (2)	22%	26%	26%
Global Services Revenue	17%	16%	17%

	Q2 2009	Q1 2009	Q2 2008
Cash, cash equivalents and investments	$236.9 M	$215.9 M	$796.5 M
Deferred revenues	$244.4 M	$226.7 M	$103.0 M
Capital expenditures — non-campus related	$15.7 M	$12.6 M	$14.1 M
Capital expenditures — campus related	$21.9M	$23.2 M	0
Total debt, net of discount	$1,169M	$1,240 M	$169 M
Days sales outstanding	49 days	52 days	43 days
Employees at end of period	3,800	3,950	2,759

1.	Based on Brocade estimates of adjustment for OEMs taking delivery of internationally bound shipments in the United States, end-user demand was 51% domestic and 49% international.

2.	On a As If combined company basis.

3.	Q2’09 is the first full quarter of combined operations post acquisition of Foundry.
Non-GAAP Financial Measures
This press release and the related conference call contain non-GAAP financial measures. In evaluating the Company’s performance, management uses certain non-GAAP financial measures to supplement consolidated financial statements prepared under GAAP.
Management believes that non-GAAP net income and other non-GAAP financial measures used in this press release allow management to gain a better understanding of the Company’s comparative operating performance from period-to-period and to its competitors’ operating results. Management also believes these non-GAAP financial measures help indicate the Company’s baseline performance before gains, losses or charges that are considered by management to be outside ongoing operating results. Accordingly, management uses these non-GAAP financial measures for planning and forecasting of future periods and in making decisions regarding operations performance and the allocation of resources. Management believes these non-GAAP financial measures, when read in conjunction with the Company’s GAAP financials, provide useful information to investors by offering:
•	the ability to make more meaningful period-to-period comparisons of the Company’s ongoing operating results;

•	the ability to better identify trends in the Company’s underlying business and perform related trend analysis;

•	a better understanding of how management plans and measures the Company’s underlying business; and

•	an easier way to compare the Company’s most recent results of operations against investor and analyst financial models.
Management excludes certain gains or losses and benefits or costs in determining non-GAAP net income that are the result of infrequent events or arise outside the ordinary course of our continuing operations. Management believes that it is appropriate to evaluate the Company’s operating performance by excluding those items that are not indicative of ongoing operating results or limit comparability. Such items include: (i) legal fees associated with indemnification obligations to former directors and officers and other related costs, (ii) legal fees associated with certain pre-acquisition litigation, (iii) acquisition and integration costs (in connection with the Foundry acquisition), (iv) in-process research and development charge (in connection with the Foundry acquisition), (v) loss on sale of investments and (vi) acquisition-related financing charges (in connection with the Foundry acquisition).
Management also excludes the following non-cash charges in determining non-GAAP net income: (i) stock-based compensation expense and (ii) amortization of purchased intangible assets, (iii) goodwill and acquisition related intangible impairment. Because of varying available valuation methodologies, subjective assumptions and the variety of award types, management believes that the exclusion of stock-based compensation allows for more accurate comparisons of our operating results to our peer companies. Management believes that the expense associated with the amortization of acquisition-related intangible assets is appropriate to be excluded because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have short lives and exclusion of the amortization expense allows comparisons of operating results that are consistent over time for the Company’s newly acquired and long-held businesses.

Finally, management believes that it is appropriate to exclude the tax effects of the items noted above in order to present a more meaningful measure of non-GAAP net income.
Limitations. These non-GAAP financial measures have limitations, however, because they do not include all items of income and expense that impact the Company. Management compensates for these limitations by also considering the Company’s GAAP results. The non-GAAP financial measures the Company uses are not prepared in accordance with, and should not be considered an alternative to, measurements required by GAAP, such as operating income, net income (loss) and net income (loss) per share, and should not be considered measures of the Company’s liquidity. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures. In addition, these non-GAAP financial measures may not be comparable to similar measures reported by other companies.
Second Fiscal Quarter 2009 Conference Call and Webcast Information
Brocade management will host a conference call to discuss second quarter 2009 results on Thursday, May 21, 2009, at 5:00 a.m. Pacific Standard Time. To access the live webcast, please visit Brocade’s website at http://www.brcd.com at least 20 minutes prior to the call to download any necessary audio or plug-in software. A telephone replay will be available approximately two hours after the conference ends and will be available until 5:00 p.m. Pacific Standard Time on May 28, 2009. A replay of the conference call will be available via webcast at http://www.brcd.com for approximately twelve months.
Cautionary Statement
This press release contains statements that are forward-looking in nature, including statements regarding the Company’s market positioning and opportunities, and the integration of the Foundry acquisition. These statements are based on current expectations on the date of this press release and involve a number of risks and uncertainties which may cause actual results to differ significantly from such estimates. The risks include, but are not limited to, the impact of the economic slowdown and the effect of changes in IT spending levels, the Company’s ability to realize the anticipated benefits from the acquisition of Foundry, the Company’s ability to successfully introduce new products and services on a timely basis, market competition, and the Company’s ability to manage its business effectively in a rapidly evolving market. Certain of these and other risks are set forth in more detail in “Item 1A. Risk Factors” in Brocade’s Quarterly Report on Form 10-Q for the fiscal quarter ended January 24, 2009. Brocade does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise.
About Brocade
Brocade® (Nasdaq: BRCD) develops extraordinary networking solutions that enable today’s complex, data-intensive businesses to optimize information connectivity and maximize the business value of their data. For more information, visit www.brocade.com.
# # #
Brocade, the B-wing symbol, BigIron, DCX, Fabric OS, FastIron, IronPoint, IronShield, IronView, IronWare, JetCore, NetIron, SecureIron, ServerIron, StorageX, and TurboIron are registered trademarks, and DCFM, Extraordinary Networks, and SAN Health are trademarks of Brocade Communications Systems, Inc., in the United States and/or in other countries. All other brands, products, or service names are or may be trademarks or service marks of, and are used to identify, products or services of their respective owners.
© 2009 Brocade Communications Systems, Inc. All Rights Reserved.

BROCADE COMMUNICATIONS SYSTEMS, INC.
GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	May 2,	April 26,	May 2,	April 26,
	2009	2008	2009	2008

Net revenues
Product	$418,034	$295,584	$780,634	$593,529
Services	88,266	59,311	157,257	109,214

Total net revenues	506,300	354,895	937,891	702,743
Cost of revenues
Product	199,374	116,628	350,565	234,404
Services	47,133	32,814	85,118	66,309

Total cost of revenues	246,507	149,422	435,683	300,713

Gross margin	259,793	205,453	502,208	402,030
Operating expenses:
Research and development	96,295	61,131	164,746	119,336
Sales and marketing	104,898	69,985	178,064	133,160
General and administrative	21,295	13,316	39,683	25,683
Legal fees associated with indemnification obligations, SEC investigation and other related costs	19,814	4,789	39,113	14,448
Provision for class action lawsuit	—	160,000	—	160,000
Amortization of intangible assets	21,385	7,909	34,614	15,818
Acquisition and integration costs	2,391	—	3,344	—
Restructuring costs and facilities lease loss (benefits), net	2,329	(477)	2,329	(477)
In-process research and development	—	—	26,900	—
Goodwill and Acquisition related intangibles impairment	53,306	—	53,306	—

Total operating expenses	321,713	316,653	542,099	467,968

(Loss) from operations	(61,920)	(111,200)	(39,891)	(65,938)
Interest and other income/(expense), net	90	7,306	(3,721)	18,791
Interest expense	(26,398)	(1,760)	(47,755)	(3,281)
Gain /(Loss) on investments, net	341	(4,725)	(523)	(6,949)

Income (Loss) before provision for income taxes	(87,887)	(110,379)	(91,890)	(57,377)
Income tax provision/(benefit)	(24,769)	(201,757)	(2,741)	(168,600)

Net income	$(63,118)	$91,378	$(89,149)	$111,223

Net income/(loss) per share — Basic	$(0.16)	$0.24	$(0.23)	$0.29

Net income/(loss) per share — Diluted	$(0.16)	$0.23	$(0.23)	$0.28

Shares used in per share calculation — Basic	387,143	374,827	381,673	379,010

Shares used in per share calculation — Diluted	387,143	393,471	381,673	398,375

BROCADE COMMUNICATIONS SYSTEMS, INC.
GAAP CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	May 2,	October 25,
	2009	2008
Assets
Current assets:
Cash and cash equivalents	$222,626	$453,884
Short-term investments	14,239	152,741

Total cash, cash equivalents and short-term investments	236,865	606,625
Accounts receivable, net	254,237	158,935
Inventories	65,765	21,362
Deferred tax asset	115,134	104,705
Prepaid expenses and other current assets	61,733	49,931

Total current assets	733,734	941,558

Long-term marketable equity securities	—	177,380
Long-term investments	—	36,120
Restricted cash	—	1,075,079
Property and equipment, net	373,562	313,379
Goodwill	1,693,103	268,977
Intangible assets, net	540,825	220,567
Non-current deferred tax asset	127,002	227,795
Other assets	31,370	37,793

Total assets	$3,499,596	$3,298,648

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable	$140,498	$167,660
Accrued employee compensation	122,263	107,994
Deferred revenue	185,689	103,372
Current liabilities associated with facilities lease losses	14,017	13,422
Liability associated with class action lawsuit	—	160,000
Revolving credit facility	14,050	—
Current portion of long-term debt	43,601	43,606
Convertible subordinated debt	170,741	—
Purchase commitments	28,212	17,332
Other accrued liabilities	64,048	88,472

Total current liabilities	783,119	701,858

Long-term debt, net of current portion	940,365	1,011,399
Convertible subordinated debt	—	169,660
Non-current liabilities associated with lease losses	15,102	15,007
Non-current deferred revenue	58,750	37,869
Non-current income tax liability	92,237	67,497
Other non-current liabilities	10,866	13,118

Stockholders’ equity
Common stock	1,723,641	1,393,299
Accumulated other comprehensive loss	(10,155)	(85,877)
Accumulated deficit	(114,329)	(25,182)

Total stockholders’ equity	1,599,157	1,282,240

Total liabilities and stockholders’ equity	$3,499,596	$3,298,648

BROCADE COMMUNICATIONS SYSTEMS, INC.
GAAP CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
For the Three Months Ended May 2, 2009 and April 26, 2008
(in thousands)
(unaudited)

	Three Months Ended
	May 2,	April 26,
	2009	2008
Cash flows from operating activities:
Net income (loss)	$(63,118)	$91,378
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Release of valuation allowance	—	(185,176)
Excess tax benefit from employee stock plans	651	5,009
Depreciation and amortization	54,377	28,635
(Gain) Loss on disposal of property and equipment	593	567
Amortization of debt issuance costs	5,077	—
Net (gains) losses on investments and marketable equity securities	(342)	4,780
Provision for doubtful accounts receivable and sales allowances	3,079	1,620
Non-cash compensation expense	40,111	11,176
Capitalization of interest cost	(2,000)	—
In-process research and development	—	—
Non-cash facilities lease loss benefit	(339)	(477)
Goodwill and Acquisition related intangibles impairment	53,306	—
Changes in assets and liabilities:
Accounts receivable	(12,009)	(10,116)
Inventories	19,409	2,937
Prepaid expenses and other assets	19,381	(24,973)
Deferred tax assets	651	(41)
Accounts payable	15,443	13,791
Accrued employee compensation	6,739	18,713
Deferred revenue	17,767	4,282
Other accrued liabilities	(49,721)	(367)
Liabilities associated with facilities lease losses	(1,704)	(2,365)
Liability associated with class action lawsuit	—	160,000

Net cash provided by (used in) operating activities	107,349	119,073

Cash flows from investing activities:
Purchases of property and equipment	(37,634)	(14,072)
Purchases of short-term investments	(55)	(26,656)
Proceeds from sale of marketable equity securities and equity investments	—	4,123
Proceeds from maturities and sale of short-term investments	10,168	121,145
Purchases of long-term investments	—	(8,275)
Proceeds from maturities and sale of long-term investments	115	22,331
Decrease in restricted cash	—	—
Net cash paid in connection with acquisitions	—	(43,554)

Net cash provided by (used in) investing activities	(27,406)	55,042

Cash flows from financing activities:
Payment related to the term loan	(75,000)	—
Common stock repurchases	—	(50,170)
Excess tax benefit from employee stock plans	(651)	(5,009)
Proceeds from issuance of common stock, net	28,638	6,876
Proceeds from revolving credit facility		—

Net cash used in financing activities	(47,013)	(48,303)

Effect of exchange rate fluctuations on cash and cash equivalents	(341)	1,131

Net increase (decrease) in cash and cash equivalents	32,589	126,943
Cash and cash equivalents, beginning of period	190,038	386,590

Cash and cash equivalents, end of period	$222,627	$513,533

BROCADE COMMUNICATIONS SYSTEMS, INC.
GAAP CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
For the Six Months Ended May 2, 2009 and April 26, 2008
(in thousands)
(unaudited)

	Six Months Ended
	May 2,	April 26,
	2009	2008
Cash flows from operating activities:
Net income (loss)	$(89,149)	$111,223
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Release of valuation allowance	—	(185,176)
Excess tax benefit from employee stock plans	986	1,084
Depreciation and amortization	94,131	59,524
Loss on disposal of property and equipment	1,150	1,196
Amortization of debt issuance costs	6,699	—
Net losses on investments and marketable equity securities	518	6,447
Provision for doubtful accounts receivable and sales allowances	5,350	3,309
Non-cash compensation expense	58,192	19,647
Capitalization of interest cost	(4,044)	—
Goodwill and Acquisition related intangibles impairment	53,306	—
In-process research and development	26,900	—
Non-cash facilities lease loss benefit	(339)	(477)
Changes in assets and liabilities:
Accounts receivable	(24,053)	11,586
Inventories	33,806	5,599
Prepaid expenses and other assets	21,208	(21,703)
Deferred tax assets	651	—
Accounts payable	(48,637)	(16,792)
Accrued employee compensation	(40,319)	2,597
Deferred revenue	35,448	9,988
Other accrued liabilities	(23,200)	35,063
Liabilities associated with facilities lease losses	(5,025)	(4,841)
Liability associated with class action lawsuit	(160,000)	160,000

Net cash provided by (used in) operating activities	(56,421)	198,274

Cash flows from investing activities:
Purchases of property and equipment	(73,452)	(31,251)
Purchases of short-term investments	(55)	(101,575)
Proceeds from sale of marketable equity securities and equity investments	—	9,926
Proceeds from maturities and sale of short-term investments	146,465	298,446
Purchases of long-term investments	—	(37,731)
Proceeds from maturities and sale of long-term investments	30,173	22,483
Decrease in restricted cash	1,075,079	—
Net cash paid in connection with acquisitions	(1,297,482)	(43,554)

Net cash provided by (used in) investing activities	(119,272)	116,744

Cash flows from financing activities:
Payment of senior underwriting fees related to the term loan	(30,525)	—
Payment related to the term loan	(75,000)	—
Common stock repurchases	—	(130,181)
Excess tax benefit from employee stock plans	(986)	(1,084)
Proceeds from issuance of common stock, net	37,186	14,699
Proceeds from revolving credit facility	14,050	—

Net cash used in financing activities	(55,275)	(116,566)

Effect of exchange rate fluctuations on cash and cash equivalents	(290)	(674)

Net increase (decrease) in cash and cash equivalents	(231,260)	197,778
Cash and cash equivalents, beginning of period	453,884	315,755

Cash and cash equivalents, end of period	$222,627	$513,533

BROCADE COMMUNICATIONS SYSTEMS, INC.
RECONCILIATION BETWEEN GAAP AND NON-GAAP NET INCOME
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	May 2,	April 26,
	2009	2008

Net income on a GAAP basis	$(63,118)	$91,378
Adjustments:
Stock-based compensation expense included in cost of revenues	6,825	2,371
Amortization of intangible assets expense included in cost of revenues	17,987	8,512
Legal fees associated with certain pre-acquisition litigation	—	458

Total gross margin adjustments	24,812	11,341

Legal fees associated with indemnification obligations, SEC investigation and other related costs	19,814	4,789
Stock-based compensation expense included in research and development	12,329	2,528
Stock-based compensation expense included in sales and marketing	14,684	3,146
Stock-based compensation expense included in general and administrative	6,273	3,131
Amortization of intangible assets expense included in operating expenses	21,385	7,909
Acquisition and integration costs	2,391	—
In-process research and development	—	(477)
Restructuring costs and facilities lease losses (benefits), net	2,329	—
Goodwill and acquisition related intangibles impairment	53,306	—

Total operating expense adjustments	132,511	21,026

Total operating income adjustments	157,323	32,367
Loss on sale of investments, net	—	4,189
Acquisition-related financing charges	—	—
Provision for class action lawsuit	—	160,000
Income tax effect of adjustments	(47,079)	(228,248)

Non-GAAP net income	$47,126	$59,686

Non-GAAP net income per share — Basic	$0.12	$0.16

Non-GAAP net income per share — Diluted	$0.11	$0.15

Shares used in non-GAAP per share calculation — Basic	387,143	374,827

Shares used in non-GAAP per share calculation — Diluted	432,331	393,471

See explanation of non-GAAP information included herein.

BROCADE COMMUNICATIONS SYSTEMS, INC.
RECONCILIATION BETWEEN GAAP AND NON-GAAP NET INCOME (LOSS)
(in thousands, except per share amounts)
(unaudited)

	Six Months Ended
	May 2,	April 26,
	2009	2008

Net income (loss) on a GAAP basis	$(89,149)	$111,223
Adjustments:
Stock-based compensation expense included in cost of revenues	10,133	4,863
Amortization of intangible assets expense included in cost of revenues	29,955	19,841
Legal fees associated with certain pre-acquisition litigation	—	458

Total gross margin adjustments	40,088	25,162

Legal fees associated with indemnification obligations and other related costs	39,113	14,448
Stock-based compensation expense included in research and development	17,670	5,152
Stock-based compensation expense included in sales and marketing	20,873	5,132
Stock-based compensation expense included in general and administrative	9,515	4,502
Amortization of intangible assets expense included in operating expenses	34,614	15,818
Acquisition and integration costs	3,344	—
Restructuring costs and facilities lease losses (benefits), net	2,329	(477)
In-process research and development	26,900	—
Goodwill and acquisition related intangibles impairment	53,306	—

Total operating expense adjustments	207,664	44,575

Total operating income adjustments	247,752	69,737
Loss on sale of investments, net	—	6,004
Acquisition-related financing charges	4,366	—
Provision for class action lawsuit	—	160,000
Income tax effect of adjustments	(52,288)	(223,042)

Non-GAAP net income	$110,681	$123,922

Non-GAAP net income per share — basic	$0.29	$0.33

Non-GAAP net income per share — diluted	$0.26	$0.32

Shares used in non-GAAP per share calculation — basic	381,673	379,010

Shares used in non-GAAP per share calculation — diluted	424,056	398,375

See explanation of non-GAAP information included herein.